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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 17, 2003



                        CHOICE HOTELS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                   001-13393                 52-1209792
       (State or other               (Commission              (IRS Employer
jurisdiction of incorporation)       File Number)         Identification Number)



    10750 Columbia Pike, Silver Spring, Maryland                  20901
      (Address of principal executive offices)                  (Zip Code)



                                 (301) 592-5000
               Registrant's telephone number, including area code


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Item 7. Financial Statements and Exhibits.

(c) Exhibit 99.1--Press Release issued by Choice Hotels International, Inc. dated July 17, 2003.

Item 9. Regulation FD Disclosure.

On July 17, 2003, Choice Hotels International, Inc. issued a press release announcing earnings guidance for the quarter ended June 30, 2003. A copy of the release is furnished herewith as Exhibit 99.1. This Current Report on Form 8-K and the press release attached hereto are being furnished by Choice Hotels International, Inc. pursuant to Item 9 and Item 12 of Form 8-K.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: July 18, 2003                  /s/  JOSEPH M. SQUERI
                             ---------------------------------------
                                       Joseph M. Squeri
                             Senior Vice President, Development
                                 and Chief Financial Officer